Exhibit 99.2

United Stationers TO BE FILED IN CONJUNCTION WITH PRESS RELEASE United Stationers Inc. Earnings Presentation Fourth Quarter 2012 February 15, 2013 1

United Stationers Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to the following: prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key vendors at competitive prices; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this presentation is made as of this date only, and the company does not undertake to update any forward-looking statement. Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. * This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references within this presentation to financial resultsare presented in accordance with U.S. Generally Accepted Accounting Principles. Certain prior-period amounts have been reclassified to conform to the current presentation. February 15, 2013 2

United Stationers Q4 2012 Headlines Sales were up 3.6%, compared to Q4 2011 at $1.24 billion. Earnings per diluted share were $0.81, compared to Q4 2011 EPS of $0.65. ? Gross margin rate of 16.2% was up from 14.5% last year. Operating expenses in Q4 2012 were $146.3 million or 11.8% of sales, compared to $127.8 million or 10.6% of sales in the prior-year quarter.? Operating income as a percent of sales was 4.4%, up from 3.8% in the prior-year quarter. Net income was $32.9 million, compared to $27.9 million in Q4 2011. ? Net cash provided by operating activities was $34.1 million QTD December 2012. During the quarter, the Company repurchased 0.1 million shares for $2.4 million and paid a cash dividend of $5.2 million to common shareholders. February 15, 2013 3

United Stationers Fourth Quarter 2012 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ thousands (except EPS) QTD Q4 2012 QTD Q4 2012 QTD Q4 2011 QTD Q4 2011 Fav (Unfav) Fav (Unfav) basis points Net Sales $ 1,244,074 $ 1,201,391 $ 42,683 3.6% Gross Margin 201,658 16.20% 173,717 14.46% 27,941 16.1% 174 Operating Expense 146,304 11.76% 127,835 10.64% (18,469) (14.4%) (112) Operating Income 55,354 4.44% 45,882 3.82% 9,472 20.6% 62 Interest & Other 4,332 4,947 615 Taxes 18,097 13,001 (5,096) Net Income $ 32,925 $ 27,934 $ 4,991 Diluted Shares (000s) 40,406 43,010 (2,604) (6.1%) Diluted EPS $ 0.81 $ 0.65 $ 0.16 24.6% Effective Tax Rate 35.5% 31.8%

United Stationers Fourth Quarter 2012 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ thousands (except EPS) QTD Q4 2012 QTD Q4 2012 QTD Q4 2011 QTD Q4 2011 Fav (Unfav) Fav (Unfav) basis points Net Sales $ 1,244,074 $ 1,201,391 $ 42,683 3.6% Gross Margin 201,658 16.20% 173,717 14.46% 27,941 16.1% 174 Operating Expense 146,304 11.76% 127,835 10.64% (18,469) (14.4%) (112) Operating Income 55,354 4.44% 45,882 3.82% 9,472 20.6% 62 Interest & Other 4,332 4,947 615 Taxes 18,097 13,001 (5,096) Net Income $ 32,925 $ 27,934 $ 4,991 Diluted Shares (000s) 40,406 43,010 (2,604) (6.1%) Diluted EPS $ 0.81 $ 0.65 $ 0.16 24.6% Effective Tax Rate 35.5% 31.8% February 15, 2013 4 5 YTD 2012 Headlines ? Sales increased 1.9%, workday adjusted, from YTD December 2011 to $5.1 billion. ? Adjusted earnings per diluted share were $2.82*, compared to YTD December 2011 of $2.51*. ? Gross margin rate of 15.2% was up from 14.8% last year. ? Adjusted operating expenses YTD December 2012 were $567.4* million or 11.2% of sales, compared to $536.4* million or 10.7% of sales in the prior-year period. ? Adjusted operating income as a percent of sales was 4.1%, flat compared to the prior-year period. ? Adjusted net income was $115.7* million, compared to an adjusted $112.9* million in YTD December 2011. ? Net cash provided by operating activities was $189.8 million YTD December 2012. ? During the year, the Company repurchased 2.5 million shares for $69.9 million and paid a cash dividend of $21.3 million to common shareholders. February 15, 2013 5

United Stationers YTD 2012 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ thousands (except EPS) YTD Q4 2012 YTD Q4 2012 YTD Q4 2011 YTD Q4 2011 Fav (Unfav) Fav (Unfav) basis points Net Sales $ 5,080,106 $ 5,005,501 $ 74,605 1.5% Workday Adjusted Sales Growth 1.9% Gross Margin 774,604 15.24% 740,079 14.78% 34,525 4.7% 46 Operating Expense 573,693 11.28% 541,752 10.82% (31,941) (5.9%) (46) Operating Income 200,911 3.96% 198,327 3.96% 2,584 1.3% -Interest & Other 23,276 25,451 2,175 Taxes 65,805 63,880 (1,925) Net Income $ 111,830 $ 108,996 $ 2,834 Diluted Shares (000s) 40,991 45,014 (4,023) (8.9%) Diluted EPS $ 2.73 $ 2.42 $ 0.31 12.8% Effective Tax Rate 37.0% 37.0% Adjusted to exclude non-operating items * Adjusted Operating Expense $ 567,446 11.16% $ 536,431 10.71% $ (31,015) (5.8%) (45) Adjusted Operating Income 207,158 4.08% 203,648 4.07% 3,510 1.7% 1 Adjusted Net Income 115,703 112,916 2,787 2.5% Adjusted Diluted EPS $ 2.82 $ 2.51 $ 0.31 12.5% February 15, 2013 6

United Stationers Sales by Product Category – Q4 2012 Q4 2012 Office Products 27% Sales Sales Sales Sales Sales Technology growth (decline) growth (decline) growth (decline) growth (decline) growth (decline) 32% Q4 2012 Q3 2012 Q2 2012 Q1 2012 Q4 2011 Category vs Q4 2011 vs Q3 2011 vs Q2 2011 vs Q1 2011 vs Q4 2010 Technology (0.1%) (4.5%) (2.8%) (6.2%) (4.9%) Office Products 1.2% 1.3% (0.8%) 1.8% (1.0%) Janitorial/ Breakroom 1.9% 2.3% 5.9% 12.0% 10.8% Industrial 30.4% 7.0% 13.2% 21.3% 23.4% Janitorial/ Industrial Breakroom 26% Furniture 3.9% (2.9%) 0.3% 0.8% (11.3%) 9% Furniture 6% February 15, 2013 7

United Stationers Sales by Channel – Q4 2012 Q4 2012 Nationals Sales growth Sales growth Sales growth Sales growth Sales growth 12% (decline) (decline) (decline) (decline) (decline) Q4 2012 Q3 2012 Q2 2012 Q1 2012 Q4 2011 Channel vs Q4 2011 vs Q3 2011 vs Q2 2011 vs Q1 2011 vs Q4 2010 Independent & Other 3.8% 1.0% 3.6% 6.0% 4.6% Nationals 1.9% (7.4%) (12.2%) (14.9%) (17.5%) Independent & Other 88% February 15, 2013 8

United Stationers Gross Margin dollars in millions $200.0 20.0% $175.0 $150.0 17.5% $125.0 $100.0 15.0% $75.0 $50.0 12.5% $25.0 $- 10.0% Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Dollars $182.4 $184.2 $199.7 $173.7 $180.9 $188.3 $203.8 $201.7 Rate 14.7% 14.7% 15.3% 14.5% 14.2% 14.8% 15.8% 16.2% February 15, 2013 9

United Stationers Adjusted Operating Expense* dollars in millions $150.0 15.0% $125.0 $100.0 12.5% $75.0 $50.0 10.0% $25.0 $- 7.5% Q1 11 * Q2 11 * Q3 11 Q4 11 Q1 12 * Q2 12 Q3 12 Q4 12 Dollars $140.7 $132.0 $135.1 $128.0 $143.1 $137.9 $140.1 $146.3 Rate 11.4% 10.5% 10.3% 10.6% 11.3% 10.8% 10.9% 11.8% February 15, 2013 10

United Stationers Adjusted Operating Income* dollars in millions $70.0 6.0% $60.0 5.0% $50.0 $40.0 4.0% $30.0 $20.0 3.0% $10.0 $- 2.0% Q1 11 * Q2 11 * Q3 11 Q4 11 Q1 12 * Q2 12 Q3 12 Q4 12 Dollars $41.6 $52.2 $64.6 $46.0 $37.8 $50.3 $63.6 $55.4 Rate 3.4% 4.2% 4.9% 3.8% 3.0% 3.9% 4.9% 4.4% February 15, 2013 11

United Stationers Adjusted Earnings per Share* shares in millions 1.000 $0.90 $0.80 $0.70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $—Q1 11 * Q2 11 * Q3 11 Q4 11 Q1 12 * Q2 12 Q3 12 Q4 12 EPS $0.47 $0.59 $0.81 $0.65 $0.45 $0.66 $0.91 $0.81 Diluted Shares 46.656 46.340 44.202 43.010 42.420 40.887 40.530 40.406 February 15, 2013 12

United Stationers Working Capital Summary $ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 Accounts Receivable $ 648.1 $ 669.5 $ 699.2 $ 659.2 $ 642.0 $ 655.0 $ 669.0 $ 658.8 Inventories (LIFO) 636.2 632.1 615.5 741.5 672.3 692.9 643.6 767.2 Accounts Payable 422.4 443.5 410.8 499.3 433.7 446.6 443.0 495.3 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Net Trade A/R DSO 41 41 42 42 40 40 40 40 Inventory Turns 6.4 6.8 7.1 6.1 6.2 6.4 6.5 5.9 A/P as % Inventory (LIFO) 66% 70% 67% 67% 65% 64% 69% 65% A/P as % Inventory (FIFO) 58% 61% 58% 60% 56% 56% 59% 57% February 15, 2013 13

Cash Flows

UNITED STATIONERS.

$ Millions	QTD Q1 11	QTD Q2 11	QTD Q3 11	QTD Q4 11	2011	QTD Q1 12	QTD Q2 12	QTD Q3 12	QTD Q4 12	2012 YTD
Net Income	$ 20.4	$ 24.9	$ 35.8	$ 27.9	$ 109.0	$ 15.1	$ 27.0	$ 36.8	$ 32.9	$ 111.8
Depreciation & Amortization	9.0	8.9	8.7	8.4	35.0	8.8	9.0	9.2	10.1	37.1
Share-based compensation	3.7	6.7	2.7	2.6	15.7	1.9	1.3	2.0	3.5	8.7
Writedown on impaired assets	1.6	-	-	-	1.6	-	-	-	-	-
Change in Accounts Receivable	(19.8)	(21.3)	(30.6)	40.0	(31.7)	17.6	(13.2)	(13.7)	31.1	21.8
Change in Inventory	48.2	4.3	15.2	(126.1)	(58.4)	70.0	(21.1)	49.7	(88.2)	10.4
Change in Accounts Payable	1.0	21.0	(33.1)	88.5	77.4	(65.3)	12.8	(3.5)	40.3	(15.7)
Change in Other Working Capital	(18.7)	(3.3)	21.7	(17.0)	(17.3)	(2.4)	5.4	19.4	(0.5)	21.9
Change in Working Capital	10.7	0.7	(26.8)	(14.6)	(30.0)	19.9	(16.1)	51.9	(17.3)	38.4
Other	(4.4)	(8.9)	5.8	6.6	(0.9)	(17.8)	(0.8)	7.5	4.9	(6.2)
Adjusted cash provided by operating activities	41.0	32.3	26.2	30.9	130.4	27.9	20.4	107.4	34.1	189.8
Capital Expenditures	(9.8)	(6.4)	(4.6)	(7.2)	(28.0)	(4.5)	(5.8)	(10.0)	(12.5)	(32.8)
Proceeds from disposition of fixed assets	-	-	0.1	-	0.1	0.1	0.0	0.1	0.6	0.8
Net cash used for capital expenditures *	(9.8)	(6.4)	(4.5)	(7.2)	(27.9)	(4.4)	(5.8)	(9.9)	(11.9)	(32.0)
Free Cash Flow *	$ 31.2	$ 25.9	$ 21.7	$ 23.7	$ 102.5	$ 23.5	$ 14.6	$ 97.5	$ 22.2	$ 157.8

February 15, 2013 14

United Stationers Debt and Capitalization $ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 Debt $ 441.8 $ 441.8 $ 489.7 $ 496.8 $ 512.2 $ 527.1 $ 455.0 $ 524.4 Equity 769.7 752.7 721.2 704.7 682.6 689.2 710.8 738.1 Total capitalization $ 1,211 .5 $ 1,194.5 $ 1,210.9 $ 1,201.5 $ 1,194.8 $ 1,216.3 $ 1,165.8 $ 1,262.5 Debt-to-total capitalization 36.5% 37.0% 40.4% 41.3% 42.9% 43.3% 39.0% 41.5% February 15, 2013 15